EXHIBIT 99.2

                     CONSENT, WAIVER, AND THIRD AMENDMENT TO
                       CREDIT AGREEMENT AND LOAN DOCUMENTS


         THIS CONSENT, WAIVER, AND THIRD AMENDMENT TO CREDIT AGREEMENT AND LOAN DOCUMENTS ("Amendment"), dated as of November 13, 2002 (the "Amendment Date"), is among Daisytek International Corporation, a Delaware corporation, each of its Subsidiaries party hereto, Bank of America, National Association (in its capacity as administrative agent for the Lenders), and each of the lending institutions party hereto.


                                    RECITALS:


         A. The Obligated Parties, the Lenders, and the Agent have entered into that certain Credit Agreement, dated as of April 24, 2002 (as amended, the "Credit Agreement"), pursuant to which the Lenders have provided certain credit facilities to the Borrowers.


         B. Daisytek Australia Pty Limited and Daisytek Australia (QLD) Pty Limited (collectively, "Daisytek Australia") each wholly-owned Subsidiaries of Daisytek have obtained financing for the operations of Daisytek Australia pursuant to an agreement (the "Australian Facility Agreement") with GE Capital Finance PTY Limited ("GE Capital"). As a condition to entering into the Australian Facility Agreement, GE Capital requires that Daisytek subordinate certain intercompany indebtedness owing to Daisytek from Daisytek Australia to the loans and obligations of Daisytek Australia owing to GE Capital (the "Subordination") pursuant to a subordination agreement. The Obligated Parties have requested that the Lenders consent to the subordination of the intercompany indebtedness described in the preceding sentence.


         C. The Obligated Parties have requested that the Lenders amend certain provisions of the Credit Agreement and certain other Loan Documents and waive the Events of Default as provided hereinbelow.


         D. Subject to satisfaction of the conditions set forth herein, the Majority Lenders hereby provide their consent to the Subordination, provide the requested waivers of Events of Default, and amend the Credit Agreement as specifically provided hereinbelow.


         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                   Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                            Consent to Subordination

     Section 2.1 Consent to Subordination. Notwithstanding anything in the Credit Agreement to the contrary (including Section 7.15 of the Credit Agreement) and subject to Section 11.1 of the Credit Agreement and satisfaction of the conditions precedent set forth in Article 6 of this Amendment, each of the undersigned Lenders hereby consents to the Subordination and agrees that Daisytek entering into the Subordination will not result in a Default or an Event of Default under the Credit Agreement; provided that the terms of any agreement, document, or certificate entered into by Daisytek in connection with the Subordination is acceptable to the Agent, such acceptance to be evidenced in writing, in its sole discretion (including the maturity and terms of any such agreement, document, or instrument) and may not be amended, renewed, restated, or otherwise modified without the Agent's prior written approval.

                                   ARTICLE 3

                           Waiver of Events of Default

Section 3.1       Waivers.
                  -------

     (a) Pursuant to Section 7.23 of the Credit Agreement, the Obligated Parties were required to cause the Parent and its Subsidiaries to maintain a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for the four (4) Fiscal Quarters ended September 30, 2002 (the "Measurement Date"). As of the Measurement Date, the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries for the preceding four (4) Fiscal Quarters was less than the required ratio. The Obligated Parties' failure to cause the Parent and its Subsidiaries to maintain the Fixed Charge Coverage Ratio as required by the Credit Agreement constitutes an Event of Default under Section 9.1(c) of the Credit Agreement (the "Parent Fixed Charge Event of Default"). Effective as of the Amendment Date and subject to satisfaction of the conditions precedent set forth in Article 6 of this Amendment, the Majority Lenders hereby waive the Parent Fixed Charge Event of Default.

     (b) Pursuant to Section 7.24 of the Credit Agreement, the Obligated Parties were required to cause the Borrowers to maintain a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for the six (6) months ended on the Measurement Date. As of the Measurement Date, the Fixed Charge Coverage Ratio of the Borrowers for the preceding six (6) months was less than the required ratio. The Obligated Parties' failure to cause the Borrowers to maintain the Fixed Charge Coverage Ratio as required by the Credit Agreement constitutes an Event of Default under Section 9.1(c) of the Credit Agreement (the "Borrower Fixed Charge Event of Default"). Effective as of the Amendment Date and subject to satisfaction of the conditions precedent set forth in Article 6 of this Amendment, the Majority Lenders hereby waive the Borrower Fixed Charge Event of Default.

     (c) Pursuant to Section 7.25 of the Credit Agreement, the Obligated Parties were required to cause the Parent and its Subsidiaries to maintain an Adjusted Tangible Net Worth of not less than $125,000,000 as of the Measurement Date. As of the Measurement Date, the Adjusted Tangible Net Worth of the Parent and its Subsidiaries was less than the required amount. The Obligated Parties' failure to cause the Parent and its Subsidiaries to maintain the Adjusted Tangible Net Worth as required by the Credit Agreement constitutes an Event of Default under
Section 9.1(c) of the Credit Agreement (the "Net Worth Event of Default"; the Parent Fixed Charge Event of Default, the Borrower Fixed Charge Event of Default, and the Net Worth Event of Default are referred to collectively herein as the "Specified Defaults"). Effective as of the Amendment Date and subject to satisfaction of the conditions precedent set forth in Article 6 of this Amendment, the Majority Lenders hereby waive the Net Worth Event of Default.

                                   ARTICLE 4

                                   Amendments

     Section 4.1 Amendment to Section 5.2(d) of the Credit Agreement. Effective as of the Amendment Date, clause (i) of Section 5.2(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


         (i) setting forth in reasonable detail the calculations required to establish the Obligated Parties' compliance with the covenants set forth in Section 7.22 through Section 7.25 and Section 7.32 during the period covered by such Financial Statements and as at the end thereof and

     Section 4.2 Amendment to Section 7.15 of the Credit Agreement. Effective as of the Amendment Date, Section 7.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


                  Section 7.15 Transactions with Affiliates. Except as set forth below, no Obligated Party shall sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any Capital Stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, if no Default or Event of Default is in existence or would result therefrom an Obligated Party may engage in transactions with an Affiliate in the ordinary course of such Obligated Party's business consistent with past practices and upon terms no less favorable to such Obligated Party than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate, provided that such transaction does not constitute or result in a Restricted Investment and after giving effect to such transaction the Intercompany Accounts Total is less than or equal to the Intercompany Accounts Limit.

     Section 4.3 Amendment to Section 7.23 of the Credit Agreement. Effective as of the Amendment Date, Section 7.23 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


                  Section 7.23 Parent's Fixed Charge Coverage Ratio. The Obligated Parties will not permit the Fixed Charge Coverage Ratio, determined for the Parent and its Subsidiaries on a consolidated basis for the preceding four (4) Fiscal Quarters ended as of such date (provided that for each of the Fiscal Quarters ending on December 31, 2002, March 31, 2003, and June 30, 2003 such calculation shall be for the number of Fiscal Quarters ended on such date since October 1,
         2002), to be less than 1.00 to 1.00.

     Section 4.4 Amendment to Section 7.24 of the Credit Agreement. Effective as of the Amendment Date, Section 7.24 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


                  Section 7.24 Borrowers' Fixed Charge Coverage Ratio. The Obligated Parties will not permit the Fixed Charge Coverage Ratio, determined for the Borrowers on a consolidated basis for the six (6) calendar months ended as of such date (provided that for each of the calendar months ending on October 31, 2002 through February 28, 2003 such calculation shall be for the number of calendar months ended on such date since October 1, 2002), to be less than the ratio corresponding to the applicable calendar months specified in the table below, respectively:


                                   Calendar Month End                      Fixed Charge Coverage
                                                                                   Ratio

                  October 31, 2002 and November 30, 2002                        0.30 to 1.00
                  December 31, 2002                                             0.55 to 1.00
                  January 31, 2003                                              0.65 to 1.00
                  February 28, 2003                                             0.70 to 1.00
                  March 31, 2003                                                0.85 to 1.00
                  April 30, 2003                                                0.90 to 1.00
                  May 31, 2003                                                  0.95 to 1.00
                  June  30,  2003  and  each   calendar   month  ending         1.00 to 1.00
                  thereafter


     Section 4.5 Amendment to Article 7 of the Credit Agreement. Effective as of the Amendment Date, Article 7 of the Credit Agreement is hereby amended to add a new Section 7.32 and a new Section 7.33 thereto each of which shall read in its respective entirety as follows:

                  Section 7.32 Borrower's Adjusted Tangible Net Worth. The Obligated Parties will not permit the Adjusted Tangible Net Worth, determined for the Borrowers on a consolidated basis, as of the last day of each calendar month beginning with the calendar month ending September 30, 2002 and continuing on each calendar month ending thereafter, to be less than the Borrower's Adjusted Tangible Net Worth Requirement.


                  Section 7.33 Additional Capital. The Obligated Parties will obtain not less than $20,000,000 cash proceeds (net of any costs incurred in connection therewith) from public or private offerings of Capital Stock of the Parent and issuance of Permitted Subordinated Debt, in any combination, each of which shall be on terms and conditions acceptable to the Agent and the Majority Lenders as follows:


                           (a) on a best efforts basis, during the period from
                  November 13, 2002 through March 31, 2003 and in any event on or before September 30, 2003; and


                           (b) if average Availability for any thirty (30) day
                  period (the first measurement date being February 14, 2003 and continuing each day thereafter) is less than $15,000,000, then within ninety (90) days of such occurrence or in the event the Agent determines in its sole discretion that any Obligated Party is not paying, discharging, or otherwise satisfying its payables consistent with past payment practices, then within ninety (90) days after the Agent's written notice to such Obligated Party of such determination.

     Section 4.6 Amendment to Section 8.2 of the Credit Agreement. Effective as of the Amendment Date, Section 8.2 of the Credit Agreement is hereby amended by
(a) deleting the word "and" at the end of clause (c), (b) replacing the period at the end of clause (d) with a semi-colon and the word "and", and (c) adding a new clause (e) which shall read in its entirety as follows:


                  (e) Until the Agent, at the Obligated Parties' expense, obtains an inventory appraisal or an update to an inventory appraisal (a "desk-top appraisal"), as determined by the Agent in its sole discretion, prepared on a basis satisfactory to the Agent, including, without limitation, information required by Requirements of Law, after giving effect to any requested Borrowing, Availability shall not be less than (i) for the period from November 13, 2002 through and including November 30, 2002, $1,500,000, (ii) for the period from December 1, 2002 through and including December 9, 2002, $3,000,000, and (iii) for the period from December 10, 2002 and thereafter, $5,000,000, provided, however, that the foregoing condition precedent is not a condition to each Lender participating in or reimbursing the Bank or the Agent for such Lender's Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of Section 1.2(i) or Section 1.2(j).

     Section 4.7 Amendment to Section 9.1 of the Credit Agreement. Effective as of the Amendment Date, clause (i) of Section 9.1(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


         (i) observance or performance of any of the covenants and agreements contained in Section 7.2 (insofar as it requires the preservation of the existence of the Obligated Parties), or Section 7.9 through Section 7.33, or Section 2.3 and Section 2.11 of the Parent Security Agreement and Section 2.3 and Section 2.10 of the Subsidiary Security Agreement,

Section 4.8 Amendments to Annex A of the Credit Agreement. Effective as of the Amendment Date, Annex A of the Credit Agreement is hereby amended as follows.

     (a) Each of the following definitions is hereby added to Annex A of the Credit Agreement in alphabetical order and shall read in its entirety as follows.


                                    "Additional Capital Event" means the
                           Obligated Parties' satisfaction of the requirement in
                           Section 7.33 that the Obligated Parties shall have obtained after November 13, 2002 cash proceeds (net of any costs incurred in connection therewith) from offerings of Capital Stock of the Parent and issuance of Permitted Subordinated Debt, in an aggregate amount of not less than $20,000,000.


                                    "Adjusted Net Earnings from Operations"
                           means, as applied to any Person (the "subject Person") for any fiscal period, the net income of the subject Person after giving effect to the deduction of or provision for income taxes for such fiscal period, as determined in accordance with GAAP, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by the subject Person in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which the subject Person has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the subject Person in the form of cash distributions; (e) earnings of any Person to which assets of the subject Person shall have been sold, transferred, or disposed of, or into which the subject Person shall have been merged, or which has been a party with the subject Person to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of the subject Person or from cancellation or forgiveness of Debt; (g) gain or loss arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction; and (h) income arising or recognized in connection with the reversal of any portion of the September 30, 2002 Reserves.


                                    "Borrower's Adjusted Tangible Net Worth
                           Requirement" means, as of the end of each calendar month beginning with the calendar month ending September 30, 2002, an amount equal to the amount corresponding to the applicable calendar month end in the following table:


                                    Calendar Month End               Borrower's Adjusted Tangible Net Worth
                                                                                  Requirement

                         September  30, 2002 through and including                $22,750,000
                         February 28, 2003

                         March 31, 2003                                           $23,000,000

                         April 30, 2003 and each calendar month                   $23,000,000,
                         ending thereafter                                        plus the
                                                                                  cumulative amount
                                                                                  of all
                                                                                  Adjusted Tangible Net Worth
                                                                                  Requirement Increases


                                    "Intangible Assets" means, as applied to any
                           Person, (a) deferred assets other than prepaid expenses, prepaid taxes, and deferred taxes, (b) General Intangibles, (c) unamortized debt discount and expense (excluding the amendment fee paid pursuant to Section 8.6 of that certain Consent, Waiver, and Third Amendment to Credit Agreement and Loan Documents dated as of November 13, 2002, among the Obligated Parties, the Agent, and the Lenders party thereto), (d) assets of such Person constituting Intercompany Accounts, and (e) Equipment and Real Estate to the extent of any write-up in the book value thereof resulting from a revaluation effective after the Closing Date.


                                    "Intercompany Accounts Total" means, as
                           applied to the Borrowers, at any time, an amount equal to the sum of (a) all assets and liabilities, however arising, which are due to a Borrower from any Affiliate of the Parent or a Subsidiary of the Parent, minus (b) all assets and liabilities, however arising, which are due from a Borrower to any Affiliate of the Parent or a Subsidiary of the Parent.


                                    "Intercompany Accounts Limit" means, as
                           applied to the Borrowers, at any time, an amount equal to (a) $103,447,000, plus (b) $2,000,000 prior to the occurrence of the Additional Capital Event or $5,000,000 after occurrence of the Additional Capital Event.

                                    "September 30, 2002 Reserves" means any part
                           of one or more of the reserves established by the Parent and its Subsidiaries in connection with the preparation of the Financial Statements of the Parent and its Subsidiaries dated September 30, 2002, and as disclosed in Schedule A-4.

     (b) Each of the following definitions set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows.


                                    "Adjusted Tangible Net Worth" means, as
                           applied to any Person, without duplication, at any date and determined in accordance with GAAP, (a) total assets, minus (b) Intangible Assets, minus (c) total liabilities, plus (d) with respect to an Obligated Party, Permitted Subordinated Debt.


                                    "Adjusted Tangible Net Worth Requirement"
                           means, as of the end of each Fiscal Quarter beginning with the Fiscal Quarter ending December 31, 2002, an amount equal to the amount corresponding to the applicable Fiscal Quarter end in the following table:

                                      Fiscal Quarter End                    Adjusted Tangible Net Worth
                                                                                    Requirement

                         December 31, 2002                                          $89,000,000
                         March 31, 2003                                             $91,000,000

                         June 30, 2003 and each Fiscal Quarter                      $91,000,000, plus
                         ending thereafter                                          the cumulative
                                                                                    amount of all Adjusted
                                                                                    Tangible Net
                                                                                    Worth Requirement Increases


                                    "Adjusted Tangible Net Worth Requirement
                           Increase" means an amount, as of the end of any applicable fiscal period, commencing with the fiscal period ending June 30, 2003, equal to the sum of (a) fifty percent (50.0%) of the amount (not less than zero) of Net Income for each Fiscal Quarter ending after December 31, 2002, plus (b) fifty percent (50.0%) of the net amount of all equity proceeds received by the Parent after the Fiscal Quarter ending December 31, 2002, plus (c) seventy five percent (75%) of the net proceeds of Permitted Subordinated Debt and offerings of equity securities of the Parent received by the Obligated Parties under
                           Section 7.33.


                           "Applicable Margin" means, as of October 1, 2002,

EXHIBIT C TO COMPLIANCE CERTFICATE

                                            (a) with respect to Base Rate
                                    Revolving Loans and all other Obligations
                                    (other than LIBOR Rate Revolving Loans),
                                    1.00%; and


                                            (b) with respect to LIBOR Rate
                                    Revolving Loans, 3.00%;


                           in each case subject to adjustment from time to time thereafter to the applicable percentage specified corresponding to the Fixed Charge Coverage Ratio of the Obligated Parties on a consolidated basis, as set forth below, respectively:


                                   Fixed Charge Coverage Ratio             Base Rate         LIBOR Rate
                                                                        Revolving Loans   Revolving Loans

                           Less than or equal to 1.10 to 1.00                0.75%             2.75%

                           Greater  than 1.10 to 1.00 but less than or       0.50%             2.50%
                           equal to 1.30 to 1.00

                           Greater  than 1.30 to 1.00 but less than or       0.25%             2.25%
                           equal to 1.50 to 1.00

                           Greater than 1.50 to 1.00                         0.00%             2.00%


                           For the purpose of determining any such adjustments to the Applicable Margin, the Fixed Charge Coverage Ratio of the Obligated Parties shall be determined for the immediately preceding four (4) Fiscal Quarters based upon the Financial Statements of the Obligated Parties, beginning with the Fiscal Quarter ending September 30, 2003, delivered to the Agent and the Lenders as required by Section 5.2(a) (with respect to the Financial Statements for the end of each Fiscal Year of the Parent) or Section 5.2(b) (with respect to the Financial Statements for each Fiscal Quarter end other than the Parent's Fiscal Year end), and any such adjustment, if any, shall become effective prospectively on and after the first day of the calendar month following the calendar month which begins at least five (5) days after the date of delivery of such Financial Statements to the Agent and the Lenders. Concurrently with the delivery of such Financial Statements, the Borrowers shall deliver to the Agent and the Lenders a certificate, signed by a Responsible Officer of the Borrowers, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margin. In the event the Obligated Parties fail to timely deliver any such Financial Statements, in addition to any other remedy provided for in this Agreement, the Applicable Margin shall be deemed to be equal to the highest level set forth in the preceding table, until the first day of the first calendar month following the delivery of such Financial

                           Statements at which time the Applicable
                           Margin shall be determined, prospectively, in accordance with the terms hereof. If a Default or Event of Default exists at the time any reduction in the Applicable Margin is to be implemented, such reduction shall not occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.


                                    "EBITDA" means, with respect to any fiscal
                           period, Adjusted Net Earnings from Operations, plus, without duplication and to the extent deducted in the determination of Adjusted Net Earnings from Operations for the fiscal period in question, (a) Interest Expense, (b) the provision for (or minus any benefit from) federal, state, local, and foreign income taxes, and (c) depreciation and amortization.


                                    "Fixed Charges" means, with respect to any
                           fiscal period, without duplication, the sum of (a) Interest Expense, (b) federal, state, local, and foreign income taxes paid in cash net of cash refunds and cash reimbursements, (c) Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such
                           Debt), (d) scheduled principal payments of Debt, and
                           (e) any Distributions other than Distributions made in Capital Stock of the Person making such Distribution.


                                    "Maximum Inventory Loan Amount" means (a)
                           $85,000,000 or (b) after receipt by the Agent, at the Obligated Parties' expense, of an inventory appraisal or an update to an inventory appraisal ("desk-top appraisal"), as determined by the Agent in its sole discretion, prepared on a basis satisfactory to the Agent, including, without limitation, information required by Requirements of Law, and occurrence of the Additional Capital Event, $105,000,000.


                                    "Permitted Acquisition" means any
                           acquisition of a Person or substantially all of the assets of a Person which is funded wholly from the proceeds of Permitted Subordinated Debt or offerings of equity securities of the Parent received by the Parent after November 13, 2002, in each case, in a transaction that satisfies each of the following requirements: (a) the proceeds of Permitted Subordinated Debt or offerings of equity securities used to fund the acquisition must be in addition to the proceeds of Permitted Subordinated Debt and offerings of equity securities of the Parent required to be obtained under Section 7.33 and (b) evidence certified by the chief executive or chief financial officer of the

                           Parent that (i) the Obligated Parties
                           will be in compliance with the covenant contained in
                           Section 7.23 on a pro forma basis for the four (4) Fiscal Quarter period then most recently ended (assuming (1) the consummation of the acquisition in question, (2) that the incurrence or assumption of any Debt in connection therewith occurred on the first day of such period, and (3) to the extent any such Debt bears interest at a floating interest rate, the interest rate in effect for the entire period of calculation was the interest rate in effect at the time of calculation) and (ii) if a Borrower is a party to the acquisition, the Obligated Parties will be in compliance with the covenant contained in
                           Section 7.24 on a pro forma basis for the applicable period specified in such Section then most recently ended (assuming (1) consummation of the acquisition in question, (2) incurrence or assumption of any Debt in connection therewith occurred on the first day of such period, and (3) to the extent any such Debt bears interest at a floating interest rate, the interest rate in effect for the entire period of calculation was the interest rate in effect at the time of calculation).


                                    "Permitted Other Investments" means
                           investments by the Obligated Parties in Subsidiaries (other than Subsidiaries organized under the laws of the Commonwealth of Australia) which are not Obligated Parties (the "subject Persons"), in an aggregate amount during the term of this Agreement not in excess of $2,000,000, or if the Additional Capital Event has occurred, not in excess of $5,000,000, consisting of (a) payments by an Obligated Party under Letters of Credit issued under this Agreement in support of obligations of the subject Persons, (b) loans, advances, and equity contributions, and (c) amounts paid under Guaranties of Debt and other obligations of the subject Persons.


                                    "Restricted Investment" means, with respect
                           to any Obligated Party, any acquisition of property by such Obligated Party in exchange for cash or other property, whether in the form of an acquisition of Capital Stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other assets or property, or a loan, advance, capital contribution, or subscription (each of the foregoing an "Investment"), except the following if made at a time when no Default or Event of Default exists or would result therefrom: (a) acquisitions of Equipment to be used in the business of such Obligated Party so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) acquisitions of Inventory in the ordinary course of business of such Obligated Party; (c) acquisitions of other current assets acquired in the ordinary course of business of such Obligated

                           Party; (d) Investments
                           in direct obligations of the U.S., or any agency thereof, or obligations guaranteed by the U.S., provided that such obligations mature within one year from the date of acquisition thereof; (e) Investments in certificates of deposit maturing within one year from the date of investment, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the U.S. or any state thereof having capital and surplus aggregating at least $100,000,000; (f) Investments in commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than ninety (90) days from the date of creation thereof; and (g) Investments in Hedge Agreements entered into for the purpose of limiting the amount of interest payable under this Agreement; (h) Investments in mutual funds substantially all of the assets of which are comprised of securities of the types described in clauses (d), (e), and (f) preceding; (i) Investments consisting of intercompany loans between any Borrower and another Borrower, provided that such intercompany loans meet the requirements prescribed by Section 7.15; (j) Investments not in excess of (pound)9,000,000 in the aggregate, consisting of intercompany loans by the Obligated Parties to Daisytek UK Limited and ISA International plc, collectively, which intercompany loans shall be used to (i) fund intercompany loans to ISA International plc (such intercompany loans not to exceed (pound)3,000,000) and (ii) by Daisytek UK Limited as payment of the cash consideration required to be paid in connection with the ISA Acquisition (such cash consideration not to exceed (pound)6,000,000); (k) loans to executive officers and non-employee directors of the Obligated Parties; provided that (i) at the time of such loan no Default or Event of Default shall exist or result therefrom, and (ii) the aggregate amount of such loans made by the Obligated Parties and outstanding at any one time shall not exceed $5,000,000, calculated net of any bad debt reserves; (l) existing Investments listed on Schedule A-3); (m) Investments consisting of payments made by the Parent under its Guarantees allowed under
                           Section 7.12(c); (n) Permitted Other Investments; and
                           (o) Permitted Acquisitions; (p) Investments not in excess of $10,658,000 in the aggregate, consisting of investments by the Obligated Parties in Daisytek Australia Pty Limited and Daisytek Australia (QLD) Pty Limited, collectively, in the amount of $1,982,000 and intercompany loans by the Obligated Parties to Daisytek Australia Pty Limited and Daisytek Australia (QLD) Pty Limited, collectively, in the amount of $8,676,000, collectively, which intercompany loans may not be reborrowed; and (q) other Investments not included in clauses (a) through
                           (p) preceding in an aggregate amount at any time not in excess of the net amount of proceeds from offerings of Capital Stock of the Parent and Permitted Subordinated Debt funded after the Closing Date, to the extent such net proceeds exceed an amount equal to the sum of intercompany loans and other Investments made by the Obligated Parties pursuant to clause (j) and clause (p) preceding and to the extent such net proceeds are in addition to the proceeds of Permitted Subordinated Debt and offerings of Capital Stock of the Parent required to be obtained under Section 7.33.

     (c) Clause (f) of the Interpretative Provisions set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


                           (f) For purposes of Section 9.1, a breach of a
                  financial covenant contained in Section 7.22 through Section
                  7.25 or Section 7.32 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent and the Lenders.

     Section 4.9 Addition to Schedules of the Credit Agreement. Effective as of the Amendment Date, a new Schedule A-4 shall be added to the Credit Agreement which shall read in its entirety as set forth on Schedule A-4 hereto.

     Section 4.10 Amendment to Exhibit C to the Credit Agreement. Effective as of the Amendment Date, Exhibit C to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit C hereto.

                                   ARTICLE 5

                        Amendment to Other Loan Documents

Section 5.1 Amendment to Parent Security Agreement. Effective as of the Amendment Date, Section 2.7 of the Parent Security Agreement is amended in its entirety to read as follows:


                  Section 2.7 Appraisals. The Agent may, at the Grantor's expense, obtain an appraisal (prepared on a basis satisfactory to the Agent and including, without limitation, information required by Requirements of Law and by the internal policies of the Agent) of any or all of the Collateral from a credentialed appraiser acceptable to the Agent (a) whenever any Default or Event of Default exists and (b) at such other times as the Agent may request, but not more frequently than twice each calendar year. Additionally, the Agent may, at the Grantor's expense, with respect to any appraisal obtained pursuant to clause (b) preceding, obtain two updates thereto ("desk-top appraisal") at such time as the Agent may determine in its discretion.



     Section 5.2 Amendment to Subsidiary Security Agreement. Effective as of the Amendment Date, Section 2.7 of the Subsidiary Security Agreement is amended in its entirety to read as follows:


                  Section 2.7 Appraisals. The Agent may, at the Grantors' expense, obtain an appraisal (prepared on a basis satisfactory to the Agent and including, without limitation, information required by Requirements of Law and by the internal policies of the Agent) of any or all of the Collateral from a credentialed appraiser acceptable to the Agent (a) whenever any Default or Event of Default exists and (b) at such other times as the Agent may request, but not more frequently than twice each calendar year. Additionally, the Agent may, at the Grantors' expense, with respect to any appraisal obtained pursuant to clause (b) preceding, obtain two updates thereto ("desk-top appraisal") at such time as the Agent may determine in its discretion.

                                   ARTICLE 6

                                   Conditions


     Section 6.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

     (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:


                           (i) Amendment Documents. This Amendment and any other
                  instrument, document, or certificate reasonably required by the Agent to be executed or delivered by the Obligated Parties in connection with this Amendment, in each case duly executed (the "Amendment Documents");


                           (ii) Closing Certificate. A certificate of each
                  Obligated Party signed by a Responsible Officer: (a) stating that after giving effect hereto, no Default or Event of Default exists; (b) describing how the Intercompany Account arose between Daisytek and Daisytek Australia Pty Ltd. and Daisytek Australia (QLD) Pty Limited; (c) stating the amount of the Intercompany Account between Daisytek Australia to Daisytek as of March 31, 2002 and September 30, 2002; and (d) certifying as to such other factual matters as may be reasonably requested by the Agent;


                           (iii) Receipt of Amendment Fee. The amendment fee in
                  accordance with Section 8.6 hereto;

                           (iv) Receipt of Arrangement and Structuring Fee. The
                  arrangement and structuring fee in accordance with Section 8.7 hereto;


                           (v) Additional Information. The Agent shall have
                  received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby; and


                           (vi) Expenses. The Borrowers shall have paid to the
                  Agent all fees, costs, and expenses owed to and/or incurred by the Agent in connection with the Credit Agreement or this Amendment.

     (b) The representations and warranties contained herein, in the Credit Agreement, and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

     (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent; and

     (d) No Default or Event of Default shall be in existence after giving effect to this Amendment.

                                   ARTICLE 7

                                Other Agreements

     Section 7.1 Adjusted Tangible Net Worth Requirement for September 30, 2002. In consideration of this Amendment, the Obligated Parties represent and agree that the Adjusted Tangible Net Worth, determined for the Parent and its Subsidiaries on a consolidated basis pursuant to the Financial Statements included in the 10Q filed by the Parent for the Fiscal Quarter ending September 30, 2002, as of the last day of the Fiscal Quarter ending September 30, 2002, will be greater than or equal to $87,000,000.

                                   ARTICLE 8

                                  Miscellaneous

     Section 8.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the Obligated Parties, the Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

     Section 8.2 Representations and Warranties. Each Obligated Party hereby represents and warrants to the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligated Party and will not violate such Obligated Party's organizational or governing document, (b) the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, in all material respects, as if made again on and as of the date hereof except for such representations and warranties limited by their terms to a specific date, and (c) after giving effect to this Amendment, no Default or Event of Default exists.

     Section 8.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

     Section 8.4 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

     Section 8.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 8.6 Amendment Fee. The Obligated Parties jointly and severally agree to pay to the Agent and the Lenders on the date hereof an amendment fee in the aggregate amount of $625,000 as additional consideration for the Agent's and the Lenders agreement to amend the Agreement, waive the Specified Defaults, and consent to the Subordination.

     Section 8.7 Arrangement and Structuring Fee. The Obligated Parties jointly and severally agree to pay to the Agent, for its own account, on the date hereof an arrangement and structuring fee of $75,000, in consideration of the arrangement and structuring of this Amendment.

     Section 8.8 Effect of Amendment. The effect of the waivers contained in
Section 3.1 of this Amendment are expressly limited as provided herein, and in order to induce the Agent and the Lenders to agree to such waivers, each of the Obligated parties agrees that such waivers shall not constitute or be deemed a waiver of any other Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any such other Event of Default. No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Each of the Obligated Parties (individually, a "subject Obligated Party") hereby (a) consents to the execution and delivery of this Amendment by the other Obligated

Parties, (b) agrees that this Amendment shall not limit or diminish the obligations of the subject Obligated Party under its certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by the subject Obligated Party and delivered to the Agent, (c) reaffirms the subject Obligated Party's obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

     Section 8.9 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE U.S.

     Section 8.10 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Obligated Parties, the Agent, and the Lenders and their respective successors and assigns, except no Obligated Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

     Section 8.11 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 8.12 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 8.13 General. This Amendment, when signed by each signatory as provided hereinbelow (a) shall be deemed effective prospectively as of the Amendment Date, (b) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (c) shall be governed and construed according to the laws of the State of Texas, (d) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement, and (e) shall constitute a Loan Document. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

     Section 8.14 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                  (Remainder of page intentionally left blank)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the Effective Date specified in the preamble hereof.




                                 OBLIGATED PARTIES:
                                 -----------------

                                 THE PARENT:
                                 ----------

                                 DAISYTEK INTERNATIONAL
                                 CORPORATION

                                 By:
                                      -----------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                         --------------------------------------


                                 BORROWERS:

                                 DAISYTEK, INCORPORATED
                                 ARLINGTON INDUSTRIES, INC.
                                 DAISYTEK LATIN AMERICA, INC.
                                 DIGITAL STORAGE, INC.
                                 B.A. PARGH COMPANY
                                 THE TAPE COMPANY
                                 TAPEBARGAINS.COM, INC.
                                 VIRTUAL DEMAND, INC.


                                 By:
                                      -----------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                         --------------------------------------

                                 AGENT:

                                 BANK OF AMERICA, NATIONAL ASSOCIATION


                                 By:
                                      -----------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                         --------------------------------------


                                 LENDERS:

                                 BANK OF AMERICA, NATIONAL ASSOCIATION


                                 By:
                                      ------------------------------------------
                                 Name:
                                        ----------------------------------------
                                 Title:
                                         --------------------------------------


                                 JPMORGAN CHASE BANK


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------


                                  BANK ONE, NA


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------


                                  THE CIT GROUP/BUSINESS CREDIT, INC.


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------

                                  COMERICA BANK, a Michigan banking corporation


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------


                                  FLEET CAPITAL CORPORATION


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------


                                  FOOTHILL CAPITAL CORPORATION


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------


                                  SIEMENS FINANCIAL SERVICES, INC.


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------

                                  UPS CAPITAL CORPORATION


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------